Exhibit 99.4

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement Nos. 333-120511, 333-109185, 333-06298, 333-16665, 333-118764, 333-91755, 333-52852, 333-102240, 33-36498, 33-45617, and 333-132100 on Form S-8 and Registration Statement Nos. 333-43449, 333-110107, and 333-108843 on Form S-3 of our report dated July 31, 2008 (November 19, 2008 as to Note 20), relating to the financial statements of Microsoft Corporation and subsidiaries (which report expresses an unqualified opinion and includes an explanatory paragraph regarding the adoption of new accounting standards) appearing in this Current Report on Form 8-K of Microsoft Corporation filed on November 20, 2008.

/s/ DELOITTE & TOUCHE LLP

Seattle, Washington
November 19, 2008